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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 5, 1998



                                   DQE, Inc.
                                   ---------
            (Exact name of registrant as specified in its charter)



        Pennsylvania                     1-10290                 25-1598483
        ------------                     -------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 262-4700



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is a press release dated October 5, 1998, issued today by DQE, Inc. Incorporated herein by reference as
Exhibit 99.2 is a letter dated October 5, 1998, from David D. Marshall (President and CEO of DQE, Inc.) to Alan J. Noia (Chairman, President and CEO of Allegheny Energy, Inc.)


Item 6.  Not applicable.


Item 7.  Exhibits.

99.1  Press release dated October 5, 1998

99.2  Letter dated October 5, 1998, from David D. Marshall to Alan J. Noia.

Items 8-9.  Not applicable



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                          DQE, Inc.
                                            ------------------------------------
                                                        (Registrant)



Date  October 5, 1998                              /s/ Morgan K. O'Brien
      ---------------                       ------------------------------------
                                                        (Signature)
                                                     Morgan K. O'Brien
                                               Vice President and Controller

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